UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2025

SAVARA INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Langhorne Newtown Road, Suite 300

Langhorne, PA 19047

(Address of principal executive offices, including zip code)

(512) 614-1848

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2025, Savara Inc. (the “Company”) announced its entry into a purchase and sale agreement (the “Purchase Agreement”) with funds managed by RTW Investments, LP (the “Purchaser”). Under the terms of the Purchase Agreement, the Purchaser has agreed to pay the Company $75 million (the “Purchase Price”) upon approval of the Company’s investigational inhaled biologic, molgramostim inhalation solution (“MOLBREEVI”), for the treatment of autoimmune pulmonary alveolar proteinosis (“autoimmune PAP”) by the FDA on or before March 31, 2027 and subject to satisfaction of other customary closing conditions, in exchange for a true sale of assigned interests, including the right to receive royalty payments equal to a percentage of Net Sales (as defined in the Purchase Agreement) of MOLBREEVI in the U.S. The royalty rate is tiered, with the payments ranging from 7.0% to 1.0% of Net Sales in each calendar year, with the 7.0% tier increasing to 9.5% for a calendar year if the prior year’s Net Sales do not achieve a specified level. The royalty payments commence in the first calendar quarter in which there is a commercial sale of MOLBREEVI in the U.S. and end upon the receipt by the Purchaser of $187.5 million (the “Maximum Payment”). Based on the Company’s current projections, the Company expects the effective royalty rate over the life of the Purchase Agreement will be in the low-single digits. The Purchase Agreement includes a buy-back option that may allow the Company to pay a specified amount up to the Maximum Payment to terminate the Purchase Agreement and all obligations in the event of certain changes of control within two years of receipt of the Purchase Price. Unless otherwise agreed with the Purchaser, the Company is required to use a portion of the Purchase Price to repay all outstanding indebtedness.

The Purchase Agreement contains customary affirmative and negative covenants, including covenants that limit or restrict the Company’s ability to, among other things, incur indebtedness (which restrictions are eliminated after the achievement by the Company of a specified amount of Net Sales), and other provisions customary for transactions of this nature, in each case subject to certain exceptions set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be included as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025 to be filed with the Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure.

On October 29, 2025, the Company issued a press release announcing the Purchase Agreement described above. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (this “Current Report”) (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Corporate Presentation

An abbreviated version of the Company’s corporate presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein. The Company undertakes no duty or obligation to update or revise the information contained in this presentation, although it may do so from time to time. Any such updates may be made through the Investor Relations page of the Company’s website, the filing of other reports or documents with the SEC, press releases, or other public disclosure.

Litigation

On September 8, 2025, a stockholder filed putative securities class action claims against the Company and certain of our executive officers in the United States District Court for the Eastern District of Pennsylvania, purportedly on behalf of classes of the Company’s investors who purchased or otherwise acquired the Company’s common stock and securities between March 7, 2024 and May 23, 2025. The complaint alleges violations of various sections of the Exchange Act and Rule 10b-5 promulgated thereunder in connection with various public statements made by the Company regarding its regulatory filings for MOLBREEVI as a therapy to treat patients with autoimmune PAP. The action seeks unspecified damages, costs and expenses, including attorneys’ fees. The Company intends to vigorously defend against the allegations. Given the nature of the case, including that the proceeding is in its early stages, the Company is unable to predict the ultimate outcome of the case or estimate the range of potential loss, if any. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management attention and resources, and other factors.

Forward-Looking Statements

The Company cautions you that statements in this Current Report and the accompanying press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements related to the Company’s expectations with respect to the description of the Purchase Agreement and the transactions contemplated thereby and statements regarding the pending litigation. The Company may not actually achieve any of the matters referred to in such forward-looking statements, and you should not place undue reliance on these forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the Company’s ability to satisfy the conditions to closing in the Purchase Agreement; the risks associated with the Company’s ability to successfully develop, obtain regulatory approval for, and commercialize MOLBREEVI for autoimmune PAP; the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations; the availability of sufficient resources for the Company’s operations and to conduct or continue planned clinical development programs; and the timing and ability of the Company to raise additional capital as needed to fund continued operations. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review the Company’s documents filed with the SEC including its recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company issued on October 29, 2025.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2025	SAVARA INC. a Delaware corporation

	By:	/s/ Dave Lowrance
Dave Lowrance
Chief Financial & Administrative Officer